Exhibit 10.9

Seritage Growth Properties

April 30, 2015

Benjamin Schall

Dear Ben:

Reference is made to the Employment Agreement, dated as of April 17, 2015, by and between Seritage Growth Properties, a Maryland real estate investment trust (“Seritage”) and you (your “Employment Agreement”).

As you know, in connection with the closing of the Rights Offering (as defined in your Employment Agreement) pursuant to which Seritage will be established as a publicly traded entity, the business of Seritage will be operated by its subsidiary entity, Seritage Growth Properties, L.P., an operating partnership (the “Operating Partnership”). Accordingly, this letter confirms that, effective as of the closing date of the Rights Offering, the Operating Partnership hereby acknowledges and agrees to be bound by your Employment Agreement as your primary employer, and hereby becomes bound by, and joint and severally liable for, all of Seritage’s liabilities and obligations thereunder to you, excluding the obligations to deliver Seritage equity, which shall remain the primary obligation of Seritage. In accordance with the foregoing, effective as of the closing date of the Rights Offering, all applicable references to Seritage contained in your Employment Agreement shall also be deemed to refer to the Operating Partnership from and after the closing date of the Rights Offering (except as the context may otherwise require).

Nothing herein shall be deemed an impairment of Seritage’s rights, liabilities and obligations under the Employment Agreement, and except as expressly modified by this letter, all of the terms and conditions of your Employment Agreement shall remain in full force and effect, a conformed copy (incorporating the provisions of this letter agreement) of which shall be provided to you in connection with the closing of the Rights Offering. The provisions of Sections 12 through 20, and Section 22, of the Employment Agreement, are hereby incorporated by reference and made a part hereof.

Very truly yours,

Seritage Growth Properties

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President and Treasurer

and

Seritage Growth Properties, L.P.

By:	Seritage Growth Properties,
Its General Partner

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President and Treasurer

ACKNOWLEDGED AND AGREED

/s/ Benjamin Schall
Benjamin Schall